UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2015

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

SPX Corporation Credit Agreement

On September 1, 2015 (the “Effective Date”), SPX Corporation (the “Company”) and certain of its subsidiaries (together with the Company, “we” or “us”) entered into a credit agreement (the “Credit Agreement”) with a syndicate of lenders that provided for committed senior secured financing in the aggregate amount of $1.2 billion, consisting of the following facilities (collectively, the “Senior Credit Facilities”), each with a final maturity of September 1, 2020:

•                  A term loan facility in an aggregate principal amount of $350 million;

•                  A domestic revolving credit facility, available for loans and letters of credit, in an aggregate principal amount up to $200 million;

•                  A global revolving credit facility, available for loans in Euros, Sterling and other currencies, in an aggregate principal amount up to the equivalent of $150 million;

•                  A participation multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $300 million; and

•                  A bilateral multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $200 million.

We also may seek additional commitments, without consent from the existing lenders, to add an incremental term loan facility and/or increase the commitments in respect of the domestic revolving credit facility, the global revolving credit facility, the participation foreign credit instrument facility and/or the bilateral foreign credit instrument facility by an aggregate principal amount not to exceed (x) $300 million plus (y) an unlimited amount so long as, immediately after giving effect thereto, our Consolidated Senior Secured Leverage Ratio (as defined in the Credit Agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings, or analogous instruments and net of cash and cash equivalents in excess of $50 million) at the date of determination secured by liens to consolidated adjusted EBITDA for the four fiscal quarters ended most recently before such date) does not exceed 2.75:1.00 plus (z) an amount equal to all voluntary prepayments of the term loan facility and voluntary prepayments accompanied by permanent commitment reductions of the revolving credit facilities and foreign credit instrument facilities.

We are the borrower under each of the Senior Credit Facilities, and certain of the Company’s foreign subsidiaries are (and the Company may designate other foreign subsidiaries to be) borrowers under the global revolving credit facility and the foreign credit instrument facilities.

All borrowings and other extensions of credit under the Senior Credit Facilities are subject to the satisfaction of customary conditions, including absence of defaults and accuracy in material respects of representations and warranties.

The letters of credit under the domestic revolving credit facility are stand-by letters of credit requested by the Company on behalf of itself or any of its subsidiaries or certain joint ventures.  The foreign credit instrument facility is used to issue foreign credit instruments, including bank undertakings to support our foreign operations.

The interest rates applicable to loans under the Senior Credit Facilities are, at our option, equal to either (x) an alternate base rate (the highest of (a) the federal funds effective rate plus 0.5%, (b) the prime rate of Bank of America, N.A., and (c) the one-month LIBOR rate plus 1.0%) or (y) a reserve-adjusted LIBOR rate for dollars (Eurodollar) plus, in each case, an applicable margin percentage, which varies based on our Consolidated Leverage Ratio (as defined in the Credit Agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings or analogous instruments and net of cash and cash equivalents in excess of $50 million) at the date of determination to consolidated adjusted EBITDA for the four fiscal quarters ended most recently before such date).  We may elect interest periods of one, two, three, or six months (and, if consented to by all relevant lenders, twelve months) for Eurodollar borrowings. The per annum fees charged and the interest rate margins applicable to Eurodollar and alternate base rate loans are as follows:

Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Letter of Credit Fee	Foreign Credit Commitment Fee	Foreign Credit Instrument Fee	LIBOR Rate Loans	ABR Loans
Greater than or equal to 3.00 to 1.0	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
Between 2.00 to 1.0 and 3.00 to 1.0	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
Between 1.50 to 1.0 and 2.00 to 1.0	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
Between 1.00 to 1.0 and 1.50 to 1.0	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
Less than 1.00 to 1.0	0.225%	0.225%	1.250%	0.225%	0.750%	1.250%	0.250%

The fees for bilateral foreign credit commitments are as specified above for foreign credit commitments unless otherwise agreed with the bilateral foreign issuing lender.  We also pay fronting fees on the outstanding amounts of letters of credit and foreign credit instruments (in the participation facility) at the rates of 0.125% per annum and 0.25% per annum, respectively.

The Senior Credit Facilities require mandatory prepayments in amounts equal to the net proceeds from the sale or other disposition of, including from any casualty to, or governmental taking of, property in excess of specified values (other than in the ordinary course of business and subject to other exceptions) by the Company or its subsidiaries.  Mandatory prepayments will be applied to repay, first, amounts outstanding under any term loans and, then, amounts (or cash collateralize letters of credit) outstanding under the global revolving credit facility and the domestic revolving credit facility (without reducing the commitments thereunder).  No prepayment is required generally to the extent the net proceeds are reinvested (or committed to be reinvested) in permitted acquisitions, permitted investments or assets to be used in our business within 360 days (and if committed to be reinvested, actually reinvested within 180 days after the end of such 360-day period) of the receipt of such proceeds.

We may voluntarily prepay loans under the Senior Credit Facilities, in whole or in part, without premium or penalty. Any voluntary prepayment of loans will be subject to reimbursement of the lenders’ breakage costs in the case of a prepayment of Eurodollar rate borrowings other than on the last day of the relevant interest period.

Indebtedness under the Senior Credit Facilities is guaranteed by:

•                  Each existing and subsequently acquired or organized domestic material subsidiary with specified exceptions; and

•                  The Company with respect to the obligations of our foreign borrower subsidiaries under the global revolving credit facility, the participation foreign credit instrument facility and the bilateral foreign credit instrument facility.

Indebtedness under the Senior Credit Facilities is secured by a first priority pledge and security interest in 100% of the capital stock of our domestic subsidiaries (with certain exceptions) held by the Company or its domestic subsidiary guarantors and 65% of the capital stock of our material first-tier foreign subsidiaries (with certain exceptions).  If the Company obtains a corporate credit rating from Moody’s and S&P and such corporate credit rating is less than “Ba2” (or not rated) by Moody’s and less than “BB” (or not rated) by S&P, then the Company and its domestic subsidiary guarantors are required to grant security interests, mortgages and other liens on substantially all of their assets.  If the Company’s corporate credit rating is “Baa3” or better by Moody’s or “BBB-” or better by S&P and no defaults would exist, then all collateral security will be released and the indebtedness under the Senior Credit Facilities will be unsecured.

The Credit Agreement requires that the Company maintain:

•                  A Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) generally as the ratio of consolidated adjusted EBITDA for the four fiscal quarters ended on such date to consolidated cash interest expense for such period) as of the last day of any fiscal quarter of at least 3.50 to 1.00; and

•                  A Consolidated Leverage Ratio as of the last day of any fiscal quarter of not more than 3.25 to 1.00 (or 3.50 to 1.00 for the four fiscal quarters after certain permitted acquisitions).

The Credit Agreement also contains covenants that, among other things, restrict our ability to incur additional indebtedness, grant liens, make investments, loans, guarantees, or advances, make restricted junior payments, including dividends, redemptions of capital stock, and voluntary prepayments or repurchase of certain other indebtedness, engage in mergers, acquisitions or sales of assets, enter into sale and leaseback transactions, or engage in certain transactions with affiliates, and otherwise restrict certain corporate activities.  The Credit Agreement contains customary representations, warranties, affirmative covenants and events of default.

We are permitted under the Credit Agreement to repurchase our capital stock and pay cash dividends in an unlimited amount if our Consolidated Leverage Ratio is (after giving pro forma effect to such payments) less than 2.50 to 1.00.  If our Consolidated Leverage Ratio is (after giving pro forma effect to such payments) greater than or equal to 2.50 to 1.00, the aggregate amount of such repurchases and dividend declarations cannot exceed (A) $50 million in any fiscal year plus (B) an additional amount for all such repurchases and dividend declarations made after the Effective Date equal to the sum of (i) $100 million plus (ii) a positive amount equal to 50% of cumulative Consolidated Net Income (as defined in the Credit Agreement generally as consolidated net income subject to certain adjustments solely for the purposes of determining this basket) during the period from the Effective Date to the end of the most recent fiscal quarter preceding the date of such repurchase or dividend declaration for which financial statements have been (or were required to be) delivered (or, in case such Consolidated Net Income is a deficit, minus 100% of such deficit) plus (iii) certain other amounts.

The initial funding under the Senior Credit Facilities is subject to the satisfaction of customary closing conditions and is expected to occur near the end of the Company’s third quarter of 2015, substantially contemporaneously with the completion of the Company’s previously announced spin-off of SPX FLOW, Inc.  The proceeds of the initial borrowings will be used in part to repay indebtedness outstanding under the Company’s existing amended and restated credit agreement, dated as of December 13, 2013, among the Company, the foreign subsidiary borrowers party thereto, and the agents and lenders party thereto.

SPX FLOW, Inc. Credit Agreement

On the Effective Date, SPX FLOW, Inc., currently a wholly-owned subsidiary of the Company, and certain of SPX Flow’s subsidiaries (collectively, “SPX FLOW”) entered into a credit agreement (the “SPX FLOW Credit Agreement”) with a syndicate of lenders that provided for committed senior secured financing in the aggregate amount of $1.35 billion, consisting of the following facilities (collectively, the “SPX FLOW Senior Credit Facilities”), each with a final maturity of September 1, 2020:

•                  A term loan facility in an aggregate principal amount of $400 million;

•                  A domestic revolving credit facility, available for loans and letters of credit, in an aggregate principal amount up to $250 million;

•                  A global revolving credit facility, available for loans in Euros, Sterling and other currencies, in an aggregate principal amount up to the equivalent of $200 million;

•                  A participation multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $250 million; and

•                  A bilateral multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $250 million.

SPX FLOW also may seek additional commitments, without consent from the existing lenders, to add an incremental term loan facility and/or increase the commitments in respect of the domestic revolving credit facility, the global revolving credit facility, the participation foreign credit instrument facility, and/or the bilateral foreign credit instrument facility by an aggregate principal amount not to exceed (x) $500 million plus (y) an unlimited amount so long as, immediately after giving effect thereto, SPX FLOW’s Consolidated Senior Secured Leverage Ratio (as defined in the SPX FLOW Credit Agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings, or analogous instruments and net of cash and cash equivalents in excess of $50 million) at the date of determination secured by liens to consolidated adjusted EBITDA for the four fiscal quarters ended most recently before such date) does not exceed 2.75:1.00 plus (z) an amount equal to all voluntary prepayments of the term loan facility and voluntary prepayments accompanied by permanent commitment reductions of the revolving credit facilities and foreign credit instrument facilities.

SPX FLOW is the borrower under each of the SPX FLOW Senior Credit Facilities, and certain of SPX FLOW’s foreign subsidiaries are (and SPX FLOW may designate other foreign subsidiaries to be) borrowers under the global revolving credit facility and the foreign credit instrument facilities.

All borrowings and other extensions of credit under the SPX FLOW Senior Credit Facilities are subject to the satisfaction of customary conditions, including absence of defaults and accuracy in material respects of representations and warranties.

The letters of credit under the domestic revolving credit facility are stand-by letters of credit requested by SPX FLOW on behalf of itself or any of its subsidiaries or certain joint ventures.  The foreign credit instrument facility is used to issue foreign credit instruments, including bank undertakings to support our foreign operations.

The interest rates applicable to loans under the SPX FLOW Senior Credit Facilities are, at SPX FLOW’s option, equal to either (x) an alternate base rate (the highest of (a) the federal funds effective rate plus 0.5%, (b) the prime rate of Bank of America, N.A., and (c) the one-month LIBOR rate plus 1.0%) or (y) a reserve-adjusted LIBOR rate for dollars (Eurodollar) plus, in each case, an applicable margin percentage, which varies based on SPX FLOW’s Consolidated Leverage Ratio (as defined in the SPX FLOW Credit Agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings or analogous instruments and net of cash and cash equivalents in excess of $50 million) at the date of determination to consolidated adjusted EBITDA for the four fiscal quarters ended most recently before such date).  SPX FLOW may elect interest periods of one, two, three, or six months (and, if consented to by all relevant lenders, twelve months) for Eurodollar borrowings.  The per annum fees charged and the interest rate margins applicable to Eurodollar and alternate base rate loans are as follows:

Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Letter of Credit Fee	Foreign Credit Commitment Fee	Foreign Credit Instrument Fee	LIBOR Rate Loans	ABR Loans
Greater than or equal to 3.00 to 1.0	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
Between 2.00 to 1.0 and 3.00 to 1.0	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
Between 1.50 to 1.0 and 2.00 to 1.0	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
Between 1.00 to 1.0 and 1.50 to 1.0	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
Less than 1.00 to 1.0	0.225%	0.225%	1.250%	0.225%	0.750%	1.250%	0.250%

The fees for bilateral foreign credit commitments are as specified above for foreign credit commitments unless otherwise agreed with the bilateral foreign issuing lender.  SPX FLOW also pays fronting fees on the outstanding amounts of letters of credit and foreign credit instruments (in the participation facility) at the rates of 0.125% per annum and 0.25% per annum, respectively.

The SPX FLOW Senior Credit Facilities require mandatory prepayments in amounts equal to the net proceeds from the sale or other disposition of, including from any casualty to, or governmental taking of, property in excess of specified values (other than in the ordinary course of business and subject to other exceptions) by SPX FLOW or its subsidiaries.  Mandatory prepayments will be applied to repay, first, amounts outstanding under any term loans and, then, amounts (or cash collateralize letters of credit) outstanding under the global revolving credit facility and the domestic revolving credit facility (without reducing the commitments thereunder).  No prepayment is required generally to the extent the net proceeds are reinvested (or committed to be reinvested) in permitted acquisitions, permitted investments or assets to be used in our business within 360 days (and if committed to be reinvested, actually reinvested within 180 days after the end of such 360-day period) of the receipt of such proceeds.

SPX FLOW may voluntarily prepay loans under the SPX FLOW Senior Credit Facilities, in whole or in part, without premium or penalty.  Any voluntary prepayment of loans will be subject to reimbursement of the lenders’ breakage costs in the case of a prepayment of Eurodollar rate borrowings other than on the last day of the relevant interest period.

Indebtedness under the SPX FLOW Senior Credit Facilities is guaranteed by:

•                  Each existing and subsequently acquired or organized domestic material subsidiary of SPX Flow with specified exceptions; and

•                  SPX FLOW with respect to the obligations of its foreign borrower subsidiaries under the global revolving credit facility, the participation foreign credit instrument facility and the bilateral foreign credit instrument facility.

Indebtedness under the SPX FLOW Senior Credit Facilities is secured by a first priority pledge and security interest in 100% of the capital stock of SPX FLOW’s domestic subsidiaries (with certain exceptions) held by SPX FLOW or its domestic subsidiary guarantors and 65% of the capital stock of SPX FLOW’s material first-tier foreign subsidiaries (with certain exceptions).  If SPX FLOW’s corporate credit rating is less than “Ba2” (or not rated) by Moody’s and less than “BB” (or not rated) by S&P, then SPX FLOW and its domestic subsidiary guarantors are required to grant security interests, mortgages and other liens on substantially all their assets.  If SPX FLOW’s corporate credit rating is “Baa3” or better by Moody’s or “BBB-” or better by S&P and no defaults would exist, then all collateral security will be released and the indebtedness under the SPX FLOW Senior Credit Facilities will be unsecured.

The SPX FLOW Credit Agreement requires that SPX FLOW maintain:

•                  A Consolidated Interest Coverage Ratio (as defined in the SPX FLOW Credit Agreement generally as the ratio of consolidated adjusted EBITDA for the four fiscal quarters ended on such date to consolidated cash interest expense for such period) as of the last day of any fiscal quarter of at least 3.50 to 1.00; and

•                  A Consolidated Leverage Ratio as of the last day of any fiscal quarter of not more than 3.25 to 1.00 (or 3.50 to 1.00 for the four fiscal quarters after certain permitted acquisitions).

The SPX FLOW Credit Agreement also contains covenants that, among other things, restrict SPX FLOW’s ability to incur additional indebtedness, grant liens, make investments, loans, guarantees, or advances, make restricted junior payments, including dividends, redemptions of capital stock, and voluntary prepayments or repurchase of certain other indebtedness, engage in mergers, acquisitions or sales of assets, enter into sale and leaseback transactions, or engage in certain transactions with affiliates, and otherwise restrict certain corporate activities.  The SPX FLOW Credit Agreement contains customary representations, warranties, affirmative covenants and events of default.

SPX FLOW is permitted under the SPX FLOW Credit Agreement to repurchase its capital stock and pay cash dividends in an unlimited amount if SPX FLOW’s Consolidated Leverage Ratio is (after giving pro forma effect to such payments) less than 2.50 to 1.00.  If SPX FLOW’s Consolidated Leverage Ratio is (after giving pro forma effect to such payments) greater than or equal to 2.50 to 1.00, the aggregate amount of such repurchases and dividend declarations cannot exceed (A) $100 million in any fiscal year plus (B) an additional amount for all such repurchases and dividend declarations made after the Effective Date equal to the sum of (i) $300 million plus (ii) a positive amount equal to 50% of cumulative Consolidated Net Income (as defined in the SPX FLOW Credit Agreement generally as consolidated net income subject to certain adjustments solely for the purposes of determining this basket) during the period from the Effective Date to the end of the most recent fiscal quarter preceding the date of such repurchase or dividend declaration for which financial statements have been (or were required to be) delivered (or, in case such Consolidated Net Income is a deficit, minus 100% of such deficit) plus (iii) certain other amounts.

The initial funding under the SPX FLOW Senior Credit Facilities is subject to the satisfaction of customary closing conditions and is expected to occur near the end of the Company’s third quarter of 2015, substantially contemporaneously with the completion of the Company’s previously announced spin-off of SPX FLOW, Inc.  The proceeds of the initial borrowings will be used in part to repay indebtedness outstanding under the amended and restated credit agreement, dated as of December 13, 2013, among the Company, the foreign subsidiary borrowers party thereto, and the agents and lenders party thereto.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above under Item 1.01 is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

Exhibit
Number	Description

10.1

Credit Agreement, dated as of September 1, 2015, among SPX Corporation, the Foreign Subsidiary Borrowers party thereto, Bank of America, N.A., as Administrative Agent, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and the other agents and lenders party thereto.

10.2

Credit Agreement, dated as of September 1, 2015, among SPX FLOW, Inc., the Foreign Subsidiary Borrowers party thereto, Bank of America, N.A., as Administrative Agent, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and the other agents and lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: September 2, 2015	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Credit Agreement, dated as of September 1, 2015, among SPX Corporation, the Foreign Subsidiary Borrowers party thereto, Bank of America, N.A., as Administrative Agent, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and the other agents and lenders party thereto.

10.2

Credit Agreement, dated as of September 1, 2015, among SPX FLOW, Inc., the Foreign Subsidiary Borrowers party thereto, Bank of America, N.A., as Administrative Agent, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and the other agents and lenders party thereto.